Equity	12 Months Ended
Dec. 31, 2020
Equity
Equity

11. Equity

As of December 31, 2020, VIA’s subscribed capital is divided into 4,530,701 (December 31, 2019: 3,000,000)  ordinary shares, all fully paid and each representing a share of the capital stock of EUR 1.00. In total, the capital stock thus amounts to EUR 4,530,701. Each share guarantees the right to the dividend resolved by the shareholders’ meeting if any.

VIA’s subscribed capital has been increased in the financial year ended December 31, 2020 through the Company’s Initial Public Offering and the concurrent private placement by 1,530,701 ordinary shares.

The total net proceeds received from the Initial Public Offering (IPO) and the concurrent private placement amounted to EUR 80,783,682 of which the amount of EUR 79,252,981 exceeding the share of the capital stock of EUR 1.00 per share has been accounted for through capital reserve.

Transaction costs including underwriting discounts and commissions and offering expenses payable by the Company amounting to EUR 10,060,936 have been deducted from the gross IPO and private placement proceeds.

Transaction costs have been paid in the financial year ended December 31, 2020 as well as previous years.  Transaction costs that have been paid in the financial year ended December 31, 2020 amounted to EUR 3,591,465 and are presented as cash flow from financing activities in the consolidated statement of cash flows. Transaction costs that have been paid in previous years amounted to EUR 6,469,471 and have not been reclassified based on the execution of the IPO. They are presented as cash flow from operating activities in the respective years incurred.